                                                                  Exhibit 10.2.3


           OPTIONS GRANTED TO CURRENT OFFICERS / DIRECTORS - 1998 PLAN

                                                   NUMBER OF     EXERCISE
NAME                      GRANT DATE               OPTIONS       PRICE
----                      ----------               ---------     ---------
Laura C. Cissell          March 9, 1998            10,000        20.810
Randle F. Rose            March 9, 1998            20,000        20.810

Ronald H. Zech            June 11, 1998            10,000        20.250

William J. Dawson         August 17, 1998          10,000        21.688

William J. Dawson         December 22, 1999         4,000        18.250
Robert C. Hood            December 22, 1999        10,000        18.250
Ronald H. Zech            December 22, 1999         4,000        18.250

Laura C. Cissell          October 31, 2000         45,000        17.000
Randle F. Rose            October 31, 2000         30,000        17.000

William J. Dawson         November 8, 2000          4,000        15.938
Robert C. Hood            November 8, 2000          4,000        15.938
Ronald H. Zech            November 8, 2000          4,000        15.938

William J. Dawson         November 16, 2001         4,000        25.550
Robert C. Hood            November 16, 2001         4,000        25.550
Ronald H. Zech            November 16, 2001         4,000        25.550
